Exhibit 10.5

FORM OF RESTRICTED SHARE AWARD AGREEMENT

PURSUANT TO THE

EMPLOYEE AND DIRECTOR INCENTIVE RESTRICTED SHARE PLAN
OF
AMERICAN REALTY CAPITAL NEW YORK CITY REIT II, INC.

THIS RESTRICTED SHARE AWARD AGREEMENT (this “Agreement”), made as __________, 201___, is by and between American Realty Capital New York City REIT II, Inc., a Maryland corporation (the “Company”), and ___________ (the “Participant”).

WHEREAS, the Board of Directors of the Company (the “Board”) adopted, and the stockholders of the Company approved, the Employee and Director Incentive Restricted Share Plan of American Realty Capital New York City REIT II, Inc. (as such plan may be amended from time to time, the “Plan”);

WHEREAS, as a non-employee director of the Company, pursuant to Section 6.1 of the Plan, you were or will be automatically granted shares of the Company’s common stock, par value $.01 per share (“Common Stock”) as set forth below and will be automatically granted additional shares of Common Stock on the date of each annual meeting of the Company’s stockholders after the date thereof that you remain a non-employee director of the Company as set forth below; and

WHEREAS, such shares of Common Stock are subject to certain restrictions prior to the vesting thereof as set forth herein.

NOW, THEREFORE, the Company and the Participant agree as follows:

1.          Grant of Shares. Subject to the terms, conditions and restrictions of the Plan and this Agreement, as of each of (i) __________, 201____, the “Initial Grant Date”), and (ii) the date of each annual meeting of the Company’s stockholders thereafter (each an “Annual Grant Date”, and together with the Initial Grant Date, each a “Grant Date”), pursuant to Section 6.1 of the Plan, you were or will be, as applicable, automatically granted 1,333 shares of duly authorized, validly issued, fully paid and non-assessable Common Stock (the “Shares”). To the extent required by applicable law, the Participant will pay the Company the par value ($.01) for each Share awarded to the Participant simultaneously with the execution of this Agreement in cash or cash equivalents payable to the order of the Company. Pursuant to the Plan and Sections 2 and 3 of this Agreement, the Shares are subject to certain restrictions, which restrictions and possible risk of forfeiture will expire in accordance with the provisions of the Plan and Sections 2 and 3 hereof. While such restrictions are in effect, the Shares subject to such restrictions will be referred to herein as “Restricted Shares” and the period during which the Shares are subject to such restrictions will be referred to herein as the “Restriction Period.”

2.          Restrictions on Transfer. The Participant will not sell, assign, transfer, pledge, exchange, encumber, hypothecate or otherwise dispose of the Restricted Shares, except as set forth in the Plan or this Agreement. Any attempted sale, assignment, transfer, pledge, exchange, encumbrance, hypothecation or other disposition of the Restricted Shares in violation of the Plan or this Agreement will be void and of no effect and the Company will have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.

3.          Vesting. Subject to the terms of the Plan and this Agreement, the Restricted Shares will vest and cease to be Restricted Shares, and accordingly, the restrictions contained in Sections 2 and 5 will no longer apply (but the Shares will remain subject to Section 9) as follows:

(a)          Twenty percent (20%) upon each of the first, second, third, fourth and fifth anniversaries of the applicable Grant Date (i.e., upon the anniversaries of the Initial Grant Date and upon the anniversaries of each applicable Annual Grant Date for any Restricted Shares granted to the Participant on the date of an annual meeting of the Company’s stockholders), subject in each case to the Participant not incurring a Termination prior to such vesting date.

(b)          Notwithstanding Section 3(a), the Restricted Shares will become fully vested and cease to be Restricted Shares on the effective date of the consummation of a Change in Control (as defined on Appendix A), subject to the Participant not incurring a Termination prior to such vesting date.

(c)          There will be no proportionate or partial vesting in the periods prior to the applicable vesting dates and all vesting will occur only on the appropriate vesting date.

4.          Forfeiture. If a Participant incurs a Termination for any reason, the Participant will automatically forfeit any unvested Restricted Shares and the Company will acquire such unvested Restricted Shares for the amount paid by the Participant for such Restricted Shares (or, if no amount was paid by the Participant for such Restricted Shares, then the Company will acquire such Restricted Shares for no consideration).

5.          Rights as a Holder of Restricted Shares. From and after the Grant Date, the Participant will have, with respect to the Restricted Shares, all of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote the Shares, to receive and retain all regular cash distributions payable to holders of Shares of record on and after the Grant Date (although such distributions will be treated, to the extent required by applicable law, as additional compensation for tax purposes), and to exercise all other rights, powers and privileges of a holder of Shares with respect to the Restricted Shares, with the exception that: (i) to the extent the Company issues a distribution in the form other than a cash distribution, including in the form of Shares or other property, such distribution will be subject to the same restrictions that are then applicable to the Restricted Shares under the Plan and this Agreement and such restrictions will expire at the same time as the restrictions on the Restricted Shares expire; and (ii) the Participant may not sell, assign, transfer, pledge, exchange, encumber, hypothecate or otherwise dispose of the Restricted Shares during the Restriction Period.

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6.          Taxes; Section 83(b) Election. The Participant will be solely responsible for all applicable foreign, Federal, state, local or other taxes with respect to the Restricted Shares; provided, however, that at any time the Company is required to withhold any such taxes, the Participant acknowledges that (i) no later than the date on which any Restricted Shares will have become vested, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any Federal, state, local or other taxes of any kind required by law to be withheld with respect to any Restricted Shares which will have become so vested; (ii) the Company will, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Participant any Federal, state or local or other taxes of any kind required by law to be withheld with respect to any Restricted Shares which will have become so vested, including that the Company may, but will not be required to, sell a number of Restricted Shares sufficient to cover applicable withholding taxes; and (iii) in the event that the Participant does not satisfy (i) above on a timely basis, the Company may, but will not be required to, pay such required withholding and, to the extent permitted by Applicable Law, treat such amount as a demand loan to the Participant at the maximum rate permitted by law, with such loan, at the Company’s sole discretion and provided the Company so notifies the Participant within thirty (30) days of the making of the loan, secured by the Restricted Shares and any failure by the Participant to pay the loan upon demand will entitle the Company to all of the rights at law of a creditor secured by the Restricted Shares. The Company may hold as security any certificates representing any Restricted Shares and, upon demand of the Company, the Participant will deliver to the Company any certificates in his or her possession representing the Restricted Shares together with a stock power duly endorsed in blank. The Participant also acknowledges that it is his or her sole responsibility, and not the Company’s, to file timely and properly any election under Section 83(b) of the Code, and any corresponding provisions of state tax laws, if the Participant wishes to utilize such election. Although the Company makes no guarantee with respect to the tax treatment of the Restricted Shares, the award of Restricted Shares pursuant to this Agreement is intended to be exempt from Section 409A of the Code and will be limited, construed and interpreted in accordance with such intent. With respect to any distributions and other property issued in respect of the Shares, however, this Agreement is intended to comply with, or to be exempt from, the applicable requirements of Section 409A of the Code and will be limited, construed and interpreted in accordance with such intent. In no event whatsoever will the Company or any of its affiliates be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

7.          No Obligation to Continue Employment or Service. This Agreement is not an agreement of employment or service. Neither the execution of this Agreement nor the issuance of the Restricted Shares hereunder constitute an agreement by the Company or any of its Affiliates to employ or retain, or to continue to employ or retain, the Participant during the entire, or any portion of, the term of this Agreement, including, but not limited to, any period during which any Restricted Shares are outstanding, nor does it modify in any respect the Company or its Affiliate’s right to terminate or modify the Participant’s service or compensation.

8.          Legend. In the event that a certificate evidencing the Restricted Shares is issued, the certificate representing the Restricted Shares will have endorsed thereon the following legends:

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(a)          “THE ANTICIPATION, ALIENATION, ATTACHMENT, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR CHARGE OF THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE EMPLOYEE AND DIRECTOR INCENTIVE RESTRICTED SHARE PLAN OF AMERICAN REALTY CAPITAL NEW YORK CITY REIT II, INC. (THE “COMPANY”) (AS SUCH PLAN MAY BE AMENDED FROM TIME TO TIME, THE “PLAN”) AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY DATED AS OF ______________, 201__. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

(b)          Any legend required to be placed thereon by applicable blue sky laws of any state.

Notwithstanding the foregoing, in no event will the Company be obligated to issue a certificate representing the Restricted Shares prior to vesting as set forth in Section 3 hereof.

9.          Securities Representations. The Shares are being issued to the Participant and this Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant.

The Participant acknowledges, represents and warrants that:

(a)          the Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Act”), currently or at the time the Participant desires to sell the Shares following the vesting of the Restricted Shares, and in this connection the Company is relying in part on the Participant’s representations set forth in this section.

(b)          If the Participant is deemed an affiliate within the meaning of Rule 144 of the Act, the Shares must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such Shares.

(c)          The Company is under no obligation to register the Shares (or to file a “re-offer prospectus”).

(d)          If the Participant is deemed an affiliate within the meaning of Rule 144 of the Act, the Participant understands that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the Common Stock, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

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10.         Power of Attorney. The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments and transfers of the Restricted Shares provided for herein, and the Participant hereby ratifies and confirms that which the Company, as said attorney-in-fact, will do by virtue hereof. Nevertheless, the Participant will, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for this purpose.

11.         Miscellaneous.

(a)          This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company may assign to, and require, any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to expressly assume and agree in writing to perform this Agreement. Notwithstanding the foregoing, the Participant may not assign this Agreement or any of the Participant’s rights, interests or obligations hereunder.

(b)          This award of Restricted Shares will not affect in any way the right or power of the Board or stockholders of the Company to make or authorize an adjustment, recapitalization or other change in the capital structure or the business of the Company, any merger or consolidation of the Company or subsidiaries, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Restricted Shares, the dissolution or liquidation of the Company, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(c)          The Participant agrees that the award of the Restricted Shares hereunder is special incentive compensation and that it, any dividends paid thereon (even if treated as compensation for tax purposes) will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Company or any life insurance, disability or other benefit plan of the Company.

(d)          No modification or waiver of any of the provisions of this Agreement will be effective unless in writing and signed by the party against whom it is sought to be enforced.

(e)          This Agreement may be executed in one or more counterparts (including by facsimile transmission), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(f)          The failure of any party hereto at any time to require performance by another party of any provision of this Agreement will not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement will not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

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(g)          The headings of the sections of this Agreement have been inserted for convenience of reference only and will in no way restrict or modify any of the terms or provisions hereof.

(h)          All notices, consents, requests, approvals, instructions and other communications provided for herein will be in writing and validly given or made when delivered, or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, addressed, in the case of the Company to the President of the Company at the principal office of the Company and, in the case of the Participant, at the address most recently on file with the Company.

(i)          This Agreement will be construed, interpreted and governed and the legal relationships of the parties determined in accordance with the internal laws of the State of Maryland without reference to rules relating to conflicts of law.

(j)          If any provision of this Agreement will be held invalid or unenforceable, such invalidity or unenforceability will not affect any other provisions hereof, and this Agreement will be construed and enforced as if such provisions had not been included.

12.         Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted thereunder and as may be in effect from time to time. The Plan is incorporated herein by reference. A copy of the Plan has been delivered to the Participant. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan will control, and this Agreement will be deemed to be modified accordingly. Unless otherwise indicated, any capitalized term used but not defined herein will have the meaning ascribed to such term in the Plan. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof (other than any other documents expressly contemplated herein or in the Plan) and supersedes any prior agreements between the Company and the Participant.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

American Realty Capital New York City REIT II, Inc.

By:

Name:
Title:

Participant

[Name]

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APPENDIX A

“Change in Control” means and includes any of the following events:

(i)          any Person is or becomes Beneficial Owner (as defined under Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company, excluding (A) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of subsection (ii) below and (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company; or

(ii)         the consummation of a merger or consolidation of the Company with any other Person or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) thirty percent (30%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company; or

(iii)        the consummation of a sale or disposition by the Company of all or substantially all of the assets of the Company; or

(iv)        persons who, as of the Grant Date, constitute the Board (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to such date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election a vote of at least a majority of the Incumbent Directors.

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